UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 645-7866

Item 9. Regulation FD Disclosure

Forward-Looking Statements

When used in this Form 8-K and in other filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities, including its recently completed acquisition of South Holland Bancorp, Inc. might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (9) the Company’s ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) new legislation or regulatory changes; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below is material prepared for presentation at an industry conference.

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[GRAPHIC]

[LOGO]

Howe Barnes Investments, Inc.
8th Annual Community Bank Conference
June 4, 2003

Mitchell Feiger, President & CEO
Jill E. York, Vice President & CFO

NASDAQ: MBFI

Forward Looking Statements

When used in this material and in filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities, including its recently completed acquisition of South Holland Bancorp, Inc. might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (9) the Company’s ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) new legislation or regulatory changes; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

[LOGO]

MB Financial Snapshot

As of March 31, 2003

Offices	42
Bank subsidiaries	2	*
Assets	$4.2 billion
Loans	$2.8 billion
Deposits	$3.4 billion
Trust assets under management	$1.2 billion

*Excludes Abrams Centre Bancshares sold in May 2003

MB Financial Snapshot

2002 Statistics:

Net income	$46.4 million
Return on equity	14.6%
Return on assets	1.3%
Efficiency ratio	53.5%
Fully diluted EPS	$2.58
Fully diluted EPS – 2003 IBES estimate	$2.94 (+13.9)%

Market information:

Stock price – May 30, 2003	$39.49
Market capitalization	$699.5 million
P/E (TTM)	14.7
P/E forward (2003 based on IBES estimate)	13.4

Chicago Area Branch Map

[GRAPHIC]

1.                                       801 W. Madison St., Chicago

2.                                       1200 N. Ashland Ave., Chicago

3.                                       2 S. LaSalle St., Chicago

4.                                       303 E. Wacker Dr., Chicago

5.                                       One E. Wacker Dr., Chicago

6.                                       One S. Wacker Dr., Chicago

7.                                       6201 N. Lincoln Ave., Chicago

8.                                       2965 N. Milwaukee Ave., Chicago

9.                                       3232 W. Peterson Ave., Chicago

10.                                 6443 N. Sheridan Rd., Chicago

11.                                 6422 W. Archer Ave., Chicago

12.                                 8300 W. Belmont Ave., Chicago

13.                                 1420 W. Madison St., Chicago

14.                                 5100 S. Damen Ave., Chicago

15.                                 1618 W. 18th St., Chicago

16.                                 3030 E. 92nd St., Chicago

17.                                 5750 W. 87th St., Burbank

18.                                 7000 N. County Line Rd., Burr Ridge

19.                                 990 N. York Rd., Elmhurst

20.                                 401 N. LaGrange Rd., LaGrange Park

21.                                 6401 N. Lincoln Ave., Lincolnwood

22.                                 4010 W. Touhy Ave., Lincolnwood

23.                                 7000 N. McCormick Rd., Lincolnwood

24.                                 6201 Dempster Ave., Morton Grove

25.                                 9147 Waukegan Rd., Morton Grove

26.                                 15 E. Prospect Ave., Mt. Prospect

27.                                 7557 W. Oakton St., Niles

28.                                 7222 W. Cermak Rd., No. Riverside

29.                                 7501 W. Cermak Rd., No. Riverside

30.                                 200 W. Higgins Rd., Schaumburg

31.                                 475 E. 162nd St., So. Holland

32.                                 16178 S. Park Ave., So. Holland

33.                                 16340 S. Park Ave., So. Holland

34.                                 18299 S. Harlem Ave., Tinley Park

35.                                 16255 S. Harlem Ave., Tinley Park

36.                                 14122 Chicago Rd., Dolton

37.                                 1151 State St., Lemont

Key Strategies

•                  Dual growth sources

•                  Core businesses are growing rapidly

•                  Commercial Banking

•                  Lease Banking

•                  Wealth Management

•                  Retail Banking - accelerating

•                  Mergers and acquisitions

Key Strategies

•                                          Balanced revenue and profit streams from four business lines

•                                          Decreasing dependence on net interest related revenues

•                                          Remaining focused on current business segments

Commercial Banking

Well developed Commercial Banking business including:

•                                          Middle-market business financing

•                                          Treasury management

•                                          Real estate investor, construction, developer financing

•                                          Primarily Chicago metropolitan area

Commercial and Commercial Real Estate
Loans Outstanding

[CHART]

Lease Banking

Full complement of services for the leasing industry:

•                                          Discounted lease lending

•                                          Bridge and working capital loans

•                                          Equity investments in lease residuals

•                                          Treasury management needs

•                                          Lease origination through LaSalle Systems Leasing subsidiary

•                                          National business

Discounted Lease Loans Outstanding

[CHART]

Wealth Management

Rapidly expanding business and capabilities:

•                                          Trust/Asset Management

•                                          Vision Investment Services

•                                          Insurance

•                                          Geography follows our customers

Wealth Management Revenue

[CHART]

Composition of Trust Assets

December 31, 2001

[CHART]

$690 million

March 31, 2003
+15 months

[CHART]

$1.2 billion*

*Includes $162 million of the Bank’s portfolio

Retail Banking

•                                          Consumer and small business

•                                          Deposit and credit services

•                                          Focused on growing core transaction accounts

•                                          Introduced new checking products

•                                          Recently implemented courtesy overdraft feature

•                                          Opportunistic emphasis on ATM business

•                                          Well developed expertise in mortgage originations/securitizations

•                                          More than 90% Chicago metropolitan area

Bank Holding Companies
Cook County Deposit Market Share

As of June 30, 2002
updated for mergers and acquisitions

Rank	Institution	Type	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Bank One Corp. (IL)	Bank	108	31,901,431	22.08
2	LaSalle Bank Corporation (IL)	Bank	84	23,414,497	16.20
3	BMO Financial Group (Harris)	Bank	68	12,673,960	8.77
4	Citigroup Inc. (NY)	Bank	38	7,464,552	5.17
5	Northern Trust Corp. (IL)	Bank	9	6,626,691	4.59
6	Charter One Financial (OH)	Bank	66	5,138,573	3.56
7	MAF Bancorp Inc. (IL)	Thrift	29	3,412,766	2.36
8	Fifth Third Bancorp (OH)	Bank	27	3,171,965	2.20
9	MB Financial Inc. (IL)	Bank	34	3,022,336	2.09
10	Bank of America Corp. (NC)	Bank	1	2,847,708	1.97
11	Corus Bankshares Inc. (IL)	Bank	11	2,081,046	1.44
12	FBOP Corp. (IL)	Bank	19	1,863,269	1.29
13	Taylor Capital Group Inc. (IL)	Bank	10	1,821,134	1.26
14	TCF Financial Corp. (MN)	Bank	110	1,807,788	1.25
15	First Midwest Bancorp Inc. (IL)	Bank	13	1,535,454	1.06
16	U.S. Bancorp (MN)	Bank	21	1,328,777	0.92
17	Metropolitan Bank Group, Inc. (IL)	Bank	41	1,294,926	0.90
18	Midwest Banc Holdings Inc. (IL)	Bank	11	1,243,879	0.86
19	Parkway Bancorp Inc. (IL)	Bank	13	1,230,262	0.85
20	Wintrust Financial Corp. (IL)	Bank	9	1,102,066	0.76
21	Popular Inc. (PR)	Bank	18	1,065,657	0.74
22	Marquette National Corporation (IL)	Bank	18	1,016,816	0.70
23	CIB Marine Bancshares Inc. (WI)	Bank	8	926,506	0.64
24	Shorebank Corp. (IL)	Bank	9	864,466	0.60
25	Standard Bancshares Inc. (IL)	Bank	12	785,997	0.54

Source: SNL Datasource 4.0 as of May 21, 2003.

Mergers and Acquisitions

•                                          Provides a secondary source of growth

•                                          Allows us to strengthen our Company in key business areas

•                                          We have capitalized on good opportunities over the past ten years

M & A Highlights
2001 to 2003

Assets

1990 to 2000 (10 mergers and acquisitions)	$1.9 billion

Acquired FSL Holdings, Inc. May 2001	$222 million

MidCity Financial and MB Financial merge November 2001	MOE

Acquired Lincolnwood Financial Corp. April 2002	$240 million

Acquired LaSalle Systems Leasing August 2002	$92 million

Acquired South Holland Bancorp February 2003	$530 million

Divested Abrams Centre Bancshares May 2003	$92 million

M & A Success Factors

•                                          We get deals done

•                                          Integration starts as soon as the deal is signed

•                                          Integration is completed as soon as possible (speed)

•                                          We deliver promised results

•                                          Financial modeling is realistic

•                                          Cost savings targets are met

•                                          Very experienced M&A management team with proven M&A performance

•                                          Disciplined acquisition pricing

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep

FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	8.5	1.2	3.9%

*                                         P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity)

Recent Acquisition Pricing

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves

FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%

Fully Diluted
Earnings Per Share

[CHART]

* Including $19.1 million after tax merger charge.

** Current IBES estimate.

Net Income

[CHART]

* Based upon IBES estimate.

** Excludes $19.1 million after tax merger charge.

What accounts for the outstanding 2002 performance?

•                                          Significant growth in net interest income (+15%)

•                                          Excellent credit quality

•                                          Significant growth and diversification of our other income sources (+49%)

•                                          Minimal increases in operating expenses (+5% excluding prior year merger charge)

2003 Review
Net Income

[CHART]

2003 Review
Net Interest Income

[CHART]

2003 Review
Net Interest Margin

[CHART]

Net Interest Income Sensitivity
Varying Rate Scenarios
One Year Horizon – 3/31/03

[CHART]

Parallel Shifts in Yield Curve

Credit Quality 2003

We are maintaining excellent credit quality in a tough economic environment:

	1Q2003	2002	2001	2000

Non-performing assets to total assets	0.56%	0.60%	0.55%	0.52%

Allowance for loan losses to total loans	1.40%	1.35%	1.19%	1.33%

Allowance to non-performing loans	173.72%	154.16%	152.79%	163.88%

Net loan charge-offs to average loans	0.18%*	0.33%	0.42%	0.15%

* annualized

2003 Review
Other Income

[CHART]

We are growing and diversifying our other income sources

Increase

Loan service fees	$0.5 million	+47%

Deposit service fees	$1.5 million	+61%

Lease financing, net	$2.5 million	+226%

Trust and brokerage	$1.2 million	+89%

Other	$1.0 million	+96%

2003 Review
Other Expense

[CHART]

* Includes $4.8 million of other expense related to South Holland and LaSalle Systems Leasing.

MBFI Stock Price

[CHART]

MBFI Stock Price
Compared to Midwest Bank Index

[CHART]

[LOGO]

Howe Barnes Investments, Inc.
8th Annual Community Bank Conference
June 4, 2003

Mitchell Feiger, President & CEO
Jill E. York, Vice President & CFO

NASDAQ: MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 3rd day of June, 2003.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)